Exhibit 99.2

Fiscal 2015 Third Quarter Earnings Conference Call and Webcast August 6, 2015 Jeff Misakian VP Investor Relations 661-362-6847 Jeff.Misakian@wescoair.com

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Agenda Introduction Company Overview & Business Highlights Financial Overview Q&A Session Jeff Misakian Vice President, Investor Relations Dave Castagnola President and Chief Executive Officer Rick Weller Executive Vice President, Chief Financial Officer 2 Wesco Aircraft - Investor Relations All Closing Remarks Dave Castagnola President and Chief Executive Officer

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Disclaimer This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s ability to successfully integrate the acquired business of Haas Group Inc. in a timely fashion; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; fluctuations in the Company’s financial results from period-to-period; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the Company’s ability to establish and maintain effective internal control over financial reporting; environmental risks; risks related to the handling, transportation and storage of chemical products; the Company’s dependence on third-party package delivery companies; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Organic Sales to the most directly comparable financial measures calculated and presented in accordance with GAAP. 3 Wesco Aircraft - Investor Relations

Wesco Aircraft Private & Proprietary Visit www.wescoair.com 3Q15 Highlights 4 Financial Highlights 3Q15 3Q14 YTD FY15 YTD FY14 Net sales $368.7 $395.6 $1,128.0 $947.7 Adjusted EBITDA 42.6 63.2 146.2 162.1 Adjusted net income 21.3 33.0 74.1 90.9 Adjusted diluted EPS 0.22 0.34 0.76 0.93 In millions (except per share data) 3Q15 net sales down 7% - large commercial contract and currency Contract ended March 31, as previously disclosed Negative currency impact of $10M Adjusted organic sales* down 4% - consistent with prior comments Increased business also offset production-related issues Addressing higher SG&A through accelerated integration Strong free cash flow used for debt paydown Wesco Aircraft - Investor Relations * See appendix for reconciliation of organic sales.

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Business Assessment 5 Wesco Aircraft - Investor Relations Comprehensive business review Strong value proposition Robust process for driving change Strong industry dynamics

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Business Assessment – continued 6 Wesco Aircraft - Investor Relations Industry trends support value proposition Broad portfolio integrated into supply chain Align sales resources Align cost structure Streamline; improve processes Inventory management Stronger, more predictable results

Mix * Ad hoc sales down $10M – primarily transition to contracts Adjusted EBITDA margin lower due to higher SG&A , gross margin decline and currency SG&A reflects payroll inflation; higher professional fees and stock-based compensation Lower gross margin reflects mix changes and chemicals commodity-price adjustments Other expense, net increased $4M primarily due to transactional currency impact Wesco Aircraft Private & Proprietary Visit www.wescoair.com 3Q15 YTD15 Financial Results 7 Fiscal 2015 data includes full quarter and year-to-date results from acquisition of Haas Group Inc.; fiscal 2014 results includes full quarter and four months (YTD) from Haas. Wesco Aircraft - Investor Relations Net Sales ($M) * Adjusted EBITDA ($M) * Adjusted Diluted EPS * 25% 24% 30% 23% 75% 76% 70% 77% Q3 2014 Q3 2015 YTD 2014 YTD 2015 Contract Ad Hoc $63.2 $42.6 $162.1 $146.2 Q3 2014 Q3 2015 YTD 2014 YTD 2015 $395.6 $368.7 $947.7 $1,128.0 Q3 2014 Q3 2015 YTD 2014 YTD 2015 $0.34 $0.22 $0.93 $0.76 Q3 2014 Q3 2015 YTD 2014 YTD 2015

Mix * Adjusted EBITDA ($M) * Net Sales ($M) * Wesco Aircraft Private & Proprietary Visit www.wescoair.com 3Q15 YTD15 Segments: North America 8 Net sales decrease of 5% in Q3 2015, driven by large customer contract Q3 2015 ad hoc/contract mix consistent with prior year Q3 2015 adjusted EBITDA margin decline due to higher SG&A; lower sales and gross margin Fiscal 2015 data includes full quarter and year-to-date results from acquisition of Haas Group Inc.; fiscal 2014 results includes full quarter and four months (YTD) from Haas. Wesco Aircraft - Investor Relations 27% 26% 34% 26% 73% 74% 66% 74% Q3 2014 Q3 2015 YTD 2014 YTD 2015 Contract Ad Hoc $54.3 $37.8 $128.4 $121.0 Q3 2014 Q3 2015 YTD 2014 YTD 2015 $310.7 $296.1 $713.0 $899.2 Q3 2014 Q3 2015 YTD 2014 YTD 2015

Mix * Adjusted EBITDA ($M) * Net Sales ($M) * Wesco Aircraft Private & Proprietary Visit www.wescoair.com 3Q15 YTD15 Segments: Rest of World 9 Net sales decrease of 15% in Q3 2015, primarily due to currency Adjusted organic sales decline of 3%** International sales have higher proportion of contract business Q3 2015 adjusted EBITDA and margin impacted by currency Adjusted EBITDA and margin higher, excluding transactional currency impact Fiscal 2015 data includes full quarter and year-to-date results from acquisition of Haas Group Inc.; fiscal 2014 results include full quarter and four months (YTD) from Haas. ** See appendix for reconciliation of organic sales. Wesco Aircraft - Investor Relations $85.0 $72.6 $234.7 $228.8 Q3 2014 Q3 2015 YTD 2014 YTD 2015 $8.8 $4.8 $33.7 $25.2 Q3 2014 Q3 2015 YTD 2014 YTD 2015 14% 14% 16% 14% 86% 86% 84% 86% Q3 2014 Q3 2015 YTD 2014 YTD 2015 Contract Ad Hoc

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Solid Financial Position 10 (Dollars in Millions) June 30, 2015 March 31, 2015 June 30, 2014 At period end: Cash and cash equivalents $82.1 $102.2 $80.4 Net inventory 802.0 797.7 752.2 Total debt 1,002.9 1,057.7 1,127.8 Total stockholders’ equity 1,048.2 1,017.6 966.4 Quarter ended: Free cash flow* 32.6 36.5 31.4 Adjusted net income 21.3 28.2 33.0 Cash flow conversion 153% 129% 95% * Cash provided by operating activities less purchases of property & equipment Wesco Aircraft - Investor Relations

Unified Wesco Aircraft Increased sales focus Accelerated integration Q4 actions: size and align structure for growth Stabilize business; lay foundation for future Strong relationships; value proposition Concluding Remarks 11 Information is Wesco Aircraft Proprietary Visit www.wescoair.com

Wesco Aircraft Private & Proprietary Visit www.wescoair.com APPENDIX 12

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization, and (iv) unusual or non-recurring items. “Organic Sales” represent total net sales less net sales attributable to Haas Group, which was acquired in February 2014. “Free Cash Flow” represents cash from operations less purchases of property and equipment. Wesco Aircraft utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See following slides for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Organic Sales to the most directly comparable financial measures calculated and presented in accordance with GAAP. 13 Wesco Aircraft - Investor Relations

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information 14 (1) Unusual and non-recurring items in the third quarter and year-to-date period of fiscal 2015 consisted of integration and other related expenses of $1,936 and $6,498, respectively, as well as expenses related to business realignment of $330 and $1,426, respectively. Unusual and non-recurring items in the third quarter and year-to-date period of fiscal 2014 consisted of integration and other related expenses of $1,357 and $8,863, respectively, and expenses related to business realignment of $646 and $920, respectively. Wesco Aircraft - Investor Relations June 30, 2015 June 30, 2014 June 30, 2015 June 30, 2014 EBITDA & Adjusted EBITDA Net income $16,479 $28,772 $59,255 $77,454 Provision for income taxes 7,961 16,128 31,113 41,300 Interest and other, net 9,335 9,354 28,054 19,409 Depreciation and amortization 6,553 6,913 19,815 14,192 EBITDA 40,328 61,167 138,237 152,355 Unusual or non-recurring items (1) 2,266 2,003 7,924 9,783 Adjusted EBITDA $42,594 $63,170 $146,161 $162,138 Adjusted Net Income Net income $16,479 $28,772 $59,255 $77,454 Amortization of intangible assets 3,987 4,011 11,987 8,099 Amortization of deferred financing costs 1,104 887 3,262 2,056 Unusual or non-recurring items (1) 2,266 2,003 7,924 9,783 Adjustments for tax effect (2,580) (2,647) (8,322) (6,459) Adjusted Net Income $21,256 $33,026 $74,106 $90,933 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 97,004 96,580 96,925 95,675 Adjusted Net Income Per Basic Shares $0.22 $0.34 $0.76 $0.95 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 97,964 97,938 97,818 97,511 Adjusted Net Income Per Diluted Shares $0.22 $0.34 $0.76 $0.93 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except for per share data) Three Months Ended Nine Months Ended

Non-GAAP Financial Information

Wesco Aircraft - Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information (UNAUDITED)
(In thousands)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Increase / (Decrease)	Percent Change	Nine Months Ended June 30, 2015	Nine Months Ended June 30, 2014	Increase / (Decrease)	Percent Change
Consolidated								
Consolidated net sales	$ 368,706	$ 395,628	$ (26,922)	-6.8%	$ 1,127,962	$ 947,710	$ 180,252	19.0%
Haas net sales	-	-	-		242,661	-	242,661	
Consolidated organic sales	368,706	395,628	(26,922)	-6.8%	885,301	947,710	(62,409)	-6.6%
One-time demand pull forward	-	-	-		-	(26,440)	26,440	
Contract settlement	-	-	-		-	(6,377)	6,377	
Currency effects	9,744	-	9,744		16,476	-	16,476	
Adjusted organic sales	$ 378,450	$ 395,628	$ (17,178)	-4.3%	$ 901,777	$ 914,893	$ (13,116)	-1.4%
North America								
North America net sales	$ 296,094	$ 310,671	$ (14,577)	-4.7%	$ 899,192	$ 713,005	$ 186,187	26.1%
Haas North America net sales	-	-	-		184,590	-	184,590	
North America organic sales	296,094	310,671	(14,577)	-4.7%	714,602	713,005	1,597	0.2%
Contract settlement	-	-	-		-	(6,377)	6,377	
Contract Transition from Rest of World	-	-	-		(28,162)		(28,162)	
Adjusted North America organic sales	$ 296,094	$ 310,671	$ (14,577)	-4.7%	$ 686,440	$ 706,628	$ (20,188)	-2.9%
Rest of World								
Rest of World net sales	$ 72,612	$ 84,957	$ (12,345)	-14.5%	$ 228,770	$ 234,705	$ (5,935)	-2.5%
Haas Rest of World net sales	-	-	-		58,071	-	58,071	
Rest of World organic sales	72,612	84,957	(12,345)	-14.5%	170,699	234,705	(64,006)	-27.3%
One-time demand pull forward	-	-	-		-	(26,440)	26,440	
Contract Transition to North America	-	-	-		28,162	-	28,162	
Currency effects	9,744	-	9,744		16,476	-	16,476	
Adjusted Rest of World organic sales	$ 82,356	$ 84,957	$ (2,601)	-3.1%	$ 215,337	$ 208,265	$ 7,072	3.4%

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Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information 16 (1) Unusual and non-recurring items in the third quarter and year-to-date period of fiscal 2015 consisted of integration and other related expenses of $1,936 and $6,498, respectively, as well as expenses related to business realignment of $330 and $1,426, respectively. Unusual and non-recurring items in the third quarter and year-to-date period of fiscal 2014 consisted of integration and other related expenses of $1,357 and $8,863, respectively, and expenses related to business realignment of $646 and $920, respectively. Wesco Aircraft - Investor Relations June 30, 2015 June 30, 2014 June 30, 2015 June 30, 2014 Consolidated EBITDA & Adjusted EBITDA Net income $16,479 $28,772 $59,255 $77,454 Provision for income taxes 7,961 16,128 31,113 41,300 Interest and other, net 9,335 9,354 28,054 19,409 Depreciation and amortization 6,553 6,913 19,815 14,192 EBITDA 40,328 61,167 138,237 152,355 Unusual or non-recurring items 2,266 2,003 7,924 9,783 Adjusted EBITDA $42,594 $63,170 $146,161 $162,138 North America EBITDA & Adjusted EBITDA Net income $14,335 $24,292 $46,492 $54,635 Provision for income taxes 6,848 14,394 25,304 34,197 Interest and other, net 8,825 7,954 25,016 17,436 Depreciation and amortization 5,539 5,697 16,694 12,355 EBITDA 35,547 52,337 113,506 118,623 Unusual or non-recurring items 2,222 2,003 7,468 9,783 Adjusted EBITDA $37,769 $54,340 $120,974 $128,406 Rest of World EBITDA & Adjusted EBITDA Net income $2,144 $4,480 $12,763 $22,819 Provision for income taxes 1,113 1,734 5,809 7,103 Interest and other, net 510 1,400 3,038 1,973 Depreciation and amortization 1,014 1,216 3,121 1,837 EBITDA 4,781 8,830 24,731 33,732 Unusual or non-recurring items 44 - 456 - Adjusted EBITDA $4,825 $8,830 $25,187 $33,732 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands) Three Months Ended Nine Months Ended

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 17